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                                                                Exhibit 10.17

                            NOTE CONVERSION AGREEMENT

      THIS NOTE CONVERSION AGREEMENT (the "Agreement") is made and entered into as of November 30, 2001, by and between LIQUIDMETAL TECHNOLOGIES, a California corporation (the "Company"), and THOA THIAN SONG, an individual residing in Singapore ("Holder").

                                    RECITALS

            A. Holder is the holder of a Subordinated Promissory Note, dated March 15, 2000, in the original principal amount of $500,000, payable by the Company (the "Note").

            B. Holder desires to convert the Note into common stock, no par value, of the Company ("Common Stock") in full and complete satisfaction of the Note.

            NOW, THEREFORE, in consideration of the foregoing recitals, and of the representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows.

1. NOTE EXCHANGE

            Holder and the Company hereby agree that, as of the date hereof, the Note (and all unpaid principal and accrued but unpaid interest thereunder) shall be converted 141,053 fully paid and nonassessable shares of Common Stock issued by the Company (the "Payment Shares"). Holder and Company agree that, as of the date hereof, the Note has an outstanding balance of US $564,212.00, consisting of US $500,000.00 in unpaid principal and US $64,212.00 in accrued but unpaid interest. Holder and Company further agree that the outstanding balance of the
Note is being converted into Common Stock at a rate of US $4.00 per share. Upon the surrender and cancellation of the Note by Holder, the Company shall issue and deliver to Holder one or more certificates representing the Payment Shares. Holder agrees that the conversion of the Note pursuant to this Agreement constitutes the full and complete payment of the Note, and Holder hereby waives and releases any and all claims, rights, and causes of action that he may have arising under or relating to the Note.

2. REPRESENTATIONS AND WARRANTIES

            Holder hereby makes the following representations and warranties to the Company as of the date hereof, which representations and warranties shall survive the closing of this transaction:

      (a) Regulation S. The Holder understands that the Payment Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption contained in Regulation S promulgated under the Securities Act ("Regulation S"), and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of Holder set forth herein in

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order to determine the applicability of such exemptions and the Holder's suitability to acquire the Payment Shares.

      (b) Non-U.S. Person. The Holder is not a "U.S. person" as defined in Regulation S under the Securities Act. The Holder is not, and at the time of the issuance and delivery of the Payment Shares will not be, acquiring the Payment Shares for the benefit of a "U.S. person" as defined in Regulation S under the Securities Act. Upon the issuance of the Payment Shares, the Holder will be the sole beneficial owner of the Payment Shares, and the Holder has not pre-arranged any sale with any purchaser or purchasers in the United States. For purposes of this Agreement, a "U.S. person" includes, without limitation, any natural person resident in the United States, any partnership or corporation organized or incorporated under the laws of the United States (other than certain branches of non-U.S. banks or insurance companies), any estate of which any executor or administrator is a U.S. person or any trust of which any trustee is a U.S. person (with certain exceptions) and any agency or branch of a foreign entity located in the United States, but does not include a natural person not resident in the United States. The "United States" means the United States of America, its territories and possessions, any state of the United States and the District of Columbia.

      (c) Outside the U.S. The Holder is outside the United States as of the date of the execution and delivery of this Agreement and the delivery of the Payment Shares.

      (d) Limitation on Transfer. The Holder understands that the Payment Shares cannot be offered for sale, sold or otherwise transferred unless in accordance with the provisions of Regulation S of the Securities Act, and the certificates representing the Payment Shares will bear a legend to such effect. The Holder has no present intention to sell or otherwise transfer the Payment Shares, except in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act. The Holder understands that the Company is required, under Rule 903 of Regulation S, to refuse to register the transfer of any Payment Shares to the extent that the same are not transferred pursuant to a registration statement under the Securities Act, in compliance with Regulation S under the Securities Act or otherwise pursuant to an available exemption from registration.

      (e) No Short Position. The Holder covenants that the Holder will not, directly or indirectly, or through one or more intermediaries, maintain any short position in the Common Stock during the Distribution Compliance Period, as defined in Regulation S.

      (f) No Hedging Transactions. The Holder hereby agrees not to engage in hedging transactions with regard to the Payment Shares unless in compliance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act.

      (g) Limitations on Resale. The Holder will resell the Payment Shares only in accordance with the provisions of Regulation S of the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act.

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      (h) Receipt and Review of Certain Information. The Holder has had a
thorough and adequate opportunity to ask questions of the Company, or a person or persons acting on its behalf, concerning the Company and the terms and conditions of this investment in the Payment Shares, and all such questions have been answered to the full satisfaction of the Holder. The Holder has also had the opportunity to review any documents relating to the Company that he has requested and to otherwise conduct due diligence, and such due diligence review has been fully satisfactory to the Holder. The Holder understands and acknowledges that the Company cannot provide assurances with respect to any predictions as to the future business or financial performance of the Company.

      (i) Risk Associated with Investment. The Holder recognizes that an investment in the Payment Shares involves a high degree of risk for an indefinite period of time, and he has taken full cognizance of and understands all of the risks related thereto. The Holder has the financial ability to bear the economic risk of this investment, including a total loss of the investment, and has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Payment Shares.

3. MISCELLANEOUS

            This Agreement represents the entire contract between the parties with respect to the subject matter hereof and supersede all offers, proposals, statements, representations and agreements with respect to the subject matter hereof. This Agreement may not be amended except by action of each of the parties hereto set forth in an instrument in writing signed on behalf of each of the parties hereto. This Agreement and all other documents given in connection herewith shall be construed in accordance with the laws of the State of Florida, U.S.A., without regard to the principles of conflicts of laws. This Agreement may be executed in any number of counterparts, each of which shall be considered an original but all of which shall constitute but one and the same Agreement by and among the parties. The invalidity or unenforceability of any provision of this Agreement shall not affect the other provisions hereof, and the Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted. Furthermore, upon the request of any party hereto, the parties to this Agreement shall add, in lieu of such invalid or unenforceable provisions, provisions as similar in terms to such invalid or unenforceable provisions as may be possible and legal, valid and enforceable.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day and year first above written.

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LIQUIDMETAL TECHNOLOGIES                   TJOA THIAN SONG

By:  /s/  John Kang                        /s/  Tjoa Thian Song
       John Kang, President                Tjoa Thian Song, individually

                                           61A Branksome Road
Liquidmetal Technologies                   Singapore
100 North Tampa St., Suite 3150
Tampa, Florida 33602



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